UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 3, 2016

CDK Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road, Hoffman Estates, IL 60169
(Registrant's telephone number, including area code)

(847) 397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 3, 2016, CDK Global, Inc. (“CDK”) issued a press release announcing financial results for its fiscal year ended June 30, 2016 and forward-looking statements relating to its full fiscal years ending June 30, 2017, 2018 and 2019. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Exhibit 99.1 includes adjusted financial measures relating to CDK’s operations and forecasted outlook. Certain of these adjusted measures will be used in CDK’s fiscal year ended June 30, 2016 analyst conference call. In addition, Exhibit 99.1 includes reconciliations of these adjusted to GAAP measures, as well as an explanation of how management uses these adjusted measures and the reasons why management views these measures as providing useful information for investors. These adjusted financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and the financial results calculated in accordance with GAAP and reconciliations from CDK’s results should be carefully evaluated.

The information contained in this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise be subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by CDK Global, Inc. on August 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK Global, Inc.

Date: August 3, 2016	By:	/s/ Alfred A. Nietzel
Alfred A. Nietzel
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release issued by CDK Global, Inc. on August 3, 2016